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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69887) of Orbital Sciences Corporation of our report dated June 28, 2000 relating to the financial statements of the Magellan Systems' Retirement Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

McLean, VA
June 28, 2000